UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 6, 2008
MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 7, 2008, MetLife, Inc., a Delaware Corporation, furnished a Current Report on Form 8-K (the “Original Form 8-K”) to the Securities and Exchange Commission to report the issuance on February 6, 2008 of (i) a press release announcing its results for the quarter and full year ended December 31, 2007, and (ii) a Quarterly Financial Supplement for the quarter ended December 31, 2007 (the “QFS”). This Current Report on Form 8-K/A amends the Original Form 8-K solely for the purpose of correcting page 5 to the QFS, a copy of which was furnished as Exhibit 99.2. Specifically, on page 5, the “allocated equity” attribution by segment has been updated with no change to the consolidated total. A copy of the QFS, as corrected, is attached as Exhibit 99.2 to this Form 8-K/A.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
99.2	Quarterly Financial Supplement for the quarter ended December 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: February 7, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.2	Quarterly Financial Supplement for the quarter ended December 31, 2007.